DEBT	6 Months Ended
Jun. 30, 2023
Debt Disclosure [Abstract]
DEBT	DEBT
Short-term borrowings, bank overdrafts and long-term debt consisted of the following:

	June 30, 2023	December 31, 2022

	(U.S. Dollars in thousands)
Revolving Credit Facility	$153,547	$183,909
Term Loan A and Term Loan B	817,425	823,875
Vessel financing loans	82,125	89,479
Other long-term financing arrangements	42,502	41,483
Other revolving credit facilities, at a weighted average interest rate of 6.8% as of June 30, 2023 (4.8% as of December 31, 2022)	88,796	73,999
Bank overdrafts	20,285	8,623
Finance lease obligations, at a weighted average interest rate of 4.1% as of June 30, 2023 (3.7% as of December 31, 2022)	30,354	29,885
Total debt, gross	1,235,034	1,251,253
Unamortized debt discounts and debt issuance costs	(16,125)	(17,874)
Total debt, net	1,218,909	1,233,379
Current maturities, net of unamortized debt discounts and debt issuance costs	(268,203)	(97,435)
Bank overdrafts	(20,285)	(8,623)
Long-term debt, net	$930,421	$1,127,321
Term Loan and Revolving Credit Facility
Under the terms of the Credit Agreement entered into on March 26, 2021 (and subsequently amended on August 3, 2021), the Company has a senior secured revolving credit facility (the “Revolving Credit Facility”) in place which provides for borrowings of up to $600.0 million and two term loan facilities (“Term Loan A” and “Term Loan B”) which provided for borrowings of $300.0 million and $540.0 million, respectively.

In June 2023, the Company amended the Credit Agreement to replace the U.S. Dollar LIBOR benchmark rate with SOFR plus a spread. U.S. Dollar borrowings under the Revolving Credit Facility refers to SOFR as the benchmark rate plus an additional spread adjustment of 0.10%. U.S. Dollar borrowings under the Term Loan A refers to SOFR as the benchmark rate plus an additional spread adjustment of 0.10%. For Term Loan B borrowings, the Company elected to adopt the LIBOR fallback provisions and replaced LIBOR with SOFR as the benchmark rate plus a spread adjustment that varies from 0.11% to 0.72%, depending on the tenor of the borrowing.

Interest under the Revolving Credit Facility and Term Loan A is payable, at the option of Dole, either at (i) SOFR plus 0.10%, or the respective benchmark rate depending on the currency of the loan, plus 1.00% to 2.75%, with a benchmark floor of 0.00% or (ii) a base rate plus 0.00% to 1.75%, in each case, to be determined based on credit ratings and the Company’s total net leverage ratio. Interest under Term Loan B is payable, at the option of Dole, either at (i) SOFR plus the applicable credit spread adjustment, or the respective benchmark rate depending on the currency of the loan, plus 2.00% to 2.25%, with a benchmark floor of 0.00% or (ii) a base rate plus 1.00% to 1.25%, in each case, to be determined based on credit ratings. As discussed in Note 14 “Derivative Financial Instruments”, the Company enters into interest rate swap arrangements to fix a portion of the Credit Agreement’s variable rate debt to fixed rate debt.
Principal payments of $1.9 million under Term Loan A are due quarterly until maturity, with the remaining balance due on the maturity date of August 3, 2026. Principal payments of $1.4 million under Term Loan B are due quarterly until maturity, with the remaining balance due on the maturity date of August 3, 2028. Under the terms of the Credit Agreement, upon the closing of the Vegetables Transaction, the Company will be required to use a portion of the proceeds to make a prepayment on Term Loan A and Term Loan B. The estimated minimum prepayment has been reclassified from long-term debt, net, to current maturities in the condensed consolidated balance sheets as of June 30, 2023. The Revolving Credit Facility has an expiration date of August 3, 2026.
As of June 30, 2023, amounts outstanding under Term Loan A and Term Loan B were $817.4 million, in the aggregate, and borrowings under the Revolving Credit Facility were $153.5 million. After taking into account approximately $14.5 million of related outstanding letters of credit, Dole had $432.0 million available for cash borrowings under the Revolving Credit Facility as of June 30, 2023. As of December 31, 2022, amounts outstanding under Term Loan A and Term Loan B were $823.9 million, in the aggregate, and borrowings under the Revolving Credit Facility were $183.9 million. After taking into account approximately $15.0 million of related outstanding letters of credit, Dole had $401.1 million available for cash borrowings under the Revolving Credit Facility as of December 31, 2022.
Borrowings under the Credit Agreement are secured by substantially all of the Company’s material U.S. assets of wholly owned subsidiaries and by the equity interests of substantially all Dole subsidiaries located in the U.S. and certain subsidiaries located in Europe.
Lines of Credit
In addition to amounts available under the Revolving Credit Facility, Dole’s subsidiaries have lines of credit of approximately $243.2 million at various local banks, of which $131.3 million was available for use as of June 30, 2023. As of December 31, 2022, there were lines of credit of $252.3 million, of which $167.6 million was available for use. These lines of credit are used primarily for short-term borrowings or bank guarantees. The majority of Dole’s lines of credit extend indefinitely but may be cancelled at any time by Dole or the banks, and if cancelled, any outstanding amounts would be due on demand.